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                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of the 27th day of January, 1998, is made by and among LENFEST COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), the FINANCIAL INSTITUTIONS SIGNATORY HERETO and TORONTO DOMINION (TEXAS), INC., its capacity as administrative agent (the "Administrative Agent" for the Lenders (as defined in the Loan Agreement defined below).

                                   WITNESSETH:

         WHEREAS, the Borrower, the Administrative Agent, the Arranging Agents (as defined therein) and the Lenders are parties to that certain Credit Agreement dated as of June 27, 1996 (as heretofore and as hereafter amended, modified or supplemented from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower has requested that the Lenders consent to the incurrence by the Borrower of additional Senior Debt and/or Subordinated Debt in an aggregate principal amount not to exceed $300,000,000 as more particularly described herein; and

         WHEREAS, the Borrower and the Lenders have agreed to amend certain provisions of the Credit Agreement on the terms and conditions set forth herein'.

         NOW THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the par-ties hereto agree that all capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Credit Agreement, and further agree as follows:

1.       Amendments to Article 1.

                  (a) Article I of the Credit Agreement, Definitions, is hereby amended by deleting the existing definitions of "Senior Subordinated Debt" and "Senior Subordinated Debt Indenture" in their entireties and by substituting the following definitions in lieu thereof-

                  "'Senior Subordinated Debt' shall mean, collectively, (a) the 1996 Senior Subordinated Debt and (b) the 1998 Senior Subordinated Debt."

                  "'Senior Subordinated Debt Indenture' shall mean, collectively, (a) the 1996 Senior Subordinated Debt Indenture and (b) the 1998 Senior Subordinated Debt Indenture."

                  (b) Article I of the Credit Agreement, Definitions, is hereby further amended by adding the following definitions of " 1996 Senior Subordinated Debt," "1996

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Senior Subordinated Debt Indenture," " 1998 Senior Subordinated Debt" and " 1998
Senior Subordinated Debt Indenture" in appropriate alphabetical order:

                  "'1996 Senior Subordinated Debt' shall mean the unsecured, 10-1/2% Senior Subordinated Notes issued by the Borrower pursuant to the Senior Subordinated Debt Indenture."

                  "'1996 Senior Subordinated Debt Indenture' shall mean that certain Indenture dated as of June 15, 1996 between the Borrower and The Bank of New York, as trustee, with respect to the Borrower's 10-1/2% Senior Subordinated Notes due 2006."

                  "'1998 Senior Subordinated Debt' shall mean the unsecured senior subordinated notes to be issued by the Borrower in early 1998 pursuant to the 1998 Senior Subordinated Debt Indenture."

                  "'1998 Senior Subordinated Debt Indenture' shall mean that certain Indenture issued by the Borrower in early 1998 with respect to the 1998 Senior Subordinated Debt."

     2. Amendment to Article 2. Section 2.5(b)(v) of the Credit Agreement, Payments Upon Issuance of Subordinated Debt, is hereby amended by deleting the terms "Senior Subordinated Debt" and "Senior Subordinated Debt Indenture" appearing in the second and third lines thereof and replacing them with the terms "1996 Senior Subordinated Debt" and "1996 Senior Subordinated Debt Indenture."

     3. Amendments to Article 7.

                  (a) Section 7.1 of the Credit Agreement, Indebtedness of the Borrower and the Restricted Subsidiaries, is hereby amended by deleting subsection 7. 1(d) in its entirety and by substituting the following in lieu thereof

                           "(d) 1996 Senior Subordinated Debt;"

                  (b) Section 7.1 of the Credit Agreement, Indebtedness of the Borrower and the Restricted Subsidiaries, is hereby further amended (I) by deleting the word "and" at the end of subsection (h) thereof and (II) by adding thereto the following new subsections 7.1(j) and (k):

                   "(j) 1998 Senior Subordinated Debt in an amount not to exceed, together with the Indebtedness permitted under Section 7.1(k), $300,000,000 in the aggregate, provided, however, that, (i) such Indebtedness is subordinated to the Obligations, on terms at least as favorable to the Lenders as those contained in the 1996 Senior Subordinated Debt Indenture and (ii) the proceeds of such Indebtedness are used to permanently repay the Borrower's 11.30% Senior Notes due 2000 and 11.84% Senior


         Notes due 1998, related transaction costs and the balance used to prepay the Loans hereunder; and

                   (k) Unsecured Indebtedness for Money Borrowed in an amount not to exceed, together with the Indebtedness permitted under Section 7.1(j), $300,000,000 in the aggregate; provided, however, that (i) the Indebtedness has a weighted average life to maturity of not less than one (1) year greater than the maturity of the Loans, (ii) the terms governing such Indebtedness are no more restrictive than the terms of the Loan Agreement and the other Loan Documents and (iii) the proceeds of such Indebtedness are used to permanently repay the Borrower's 11.30% Senior Notes due 2000 and 11.84% Senior Notes due 1998, related transaction costs and the balance used to prepay the Loans hereunder."

         3. No Other Amendment or Waiver. Notwithstanding the agreement of the Administrative Agent and the Lenders to the terms and provisions of this Amendment, the Borrower acknowledges and expressly agrees that this Amendment is limited to the extent expressly set forth herein and shall not constitute a modification of the Credit Agreement or a course of dealing at variance with the terms of the Credit Agreement (other than as expressly set forth above) so as to require further notice by the Administrative Agent or the Lenders, or any of them, of its or their intent to require strict adherence to the terms of the Credit Agreement in the future. All of the terms, conditions, provisions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect except as expressly modified by this Amendment.

         4. Representations and Warranties. The Borrower hereby represents and warrants in favor of the Administrative Agent and each Lender, as follows:

            (i) Each representation and warranty set forth in Article 4 of the Credit Agreement is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent previously fulfilled in accordance with the terms of the Credit Agreement, as amended hereby, and to the extent relating specifically to the Agreement Date or otherwise inapplicable

            (ii) The Borrower has the corporate power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

            (iii) This Amendment has been duly authorized, validly executed and delivered by Authorized Signatories, and constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications:
(a) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (b) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting

                                       3
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enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower); and

                  (iv) The execution and delivery of this Amendment and the Borrower's performance hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, nor be in contravention of or in conflict with the certificate of incorporation or the by-laws of the Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking to which the Borrower is party or by which the Borrower's assets or properties are or may become bound.

         5. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the following:

                  (i) the truth and accuracy of the representations and warranties contained in Section 4 hereof, and

                  (ii) receipt by the Administrative Agent and the Lenders of the 1998 Senior Subordinated Debt Indenture, the documents evidencing the Indebtedness permitted by Section 7.1(k) of the Credit Agreement and of all other documents as the Administrative Agent shall reasonably request.

         6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counter-parts shall together constitute one and the same instrument.

         7. Loan Documents. Each reference in the Credit Agreement or any other Loan Document to the term "Credit Agreement" shall hereafter mean and refer to the Credit Agreement as amended hereby or as the same may hereafter be amended.

         8. Governing, Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to any conflict of laws principles.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, the parties hereto cause their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written, to be effective as of the day and year first above written.


BORROWER:                              LENFEST COMMUNICATIONS, INC., a
Delaware corporation


                                       By:  _______________________________
                                                Its: __________________________


ADMINISTRATIVE AGENT
AND LENDERS:                           TORONTO DOMINION (TEXAS), INC.,
                                       as Administrative Agent and as a Lender


                                       By:  _______________________________
                                                Its: __________________________


                                       PNC BANK, NATIONAL
                                            ASSOCIATION, as a Lender


                                       By:  _______________________________
                                                Its: __________________________


                                       NATIONSBANK OF TEXAS, N.A., as a
                                       Lender


                                       By:  _______________________________
                                                Its: __________________________



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                                       BANK OF MONTREAL, as a Lender


                                       By:  _______________________________
                                                Its: __________________________


                                       THE BANK OF NOVA SCOTIA, as a
                                       Lender


                                       By:  _______________________________
                                                Its: __________________________


                                       BANQUE NATIONALE DE PARIS, as a
                                       Lender


                                       By:  _______________________________
                                                Its: __________________________


                                       CIBC INC., as a Lender


                                       By:  _______________________________
                                                Its: __________________________



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                                      CORESTATES BANK, N.A., as a Lender


                                      By:  _______________________________
                                               Its: __________________________


                                      CREDIT LYONNAIS NEW YORK
                                      BRANCH, as a Lender


                                      By:  _______________________________
                                               Its: __________________________


                                      DRESDNER BANK AG, NEW YORK
                                          AND GRAND CAYMAN
                                          BRANCHES, as a Lender


                                      By:  _______________________________
                                               Its: __________________________


                                      THE FIRST NATIONAL BANK OF
                                          MARYLAND, as a Lender


                                      By:  _______________________________
                                               Its: __________________________


                                      LTCB TRUST COMPANY, as a Lender


                                      By:  _______________________________
                                               Its: __________________________



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                                     MEESPIERSON CAPITAL CORP., as a
                                     Lender


                                     By:  _______________________________
                                              Its: __________________________


                                     MERITA BANK LTD., GRAND
                                          CAYMAN BRANCH, as Lender


                                     By:  _______________________________
                                              Its: __________________________



                                     By:  _______________________________
                                              Its: __________________________


                                     ROYAL BANK OF CANADA, as Lender


                                     By:  _______________________________
                                              Its: __________________________

                                    THE SUMTOMO BANK, LTD., as a
                                    Lender


                                    By:  _______________________________
                                             Its: __________________________


                                    THE BANK OF NEW YORK
                                         COMPANY, INC., as a Lender


                                    By:  _______________________________
                                             Its: __________________________


                                    VAN KAMPEN AMERICAN CAPITAL
                                         PRIME RATE INCOME TRUST,
                                         as a Lender


                                    By:  _______________________________
                                             Its: __________________________


                                    THE DAI-ICHI KANGYO BANK,
                                    LIMITED, as a Lender


                                    By:  _______________________________
                                             Its: __________________________